UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 7, 2013

NOVAGEN SOLAR INC.

(Exact name of registrant as specified in its charter)

Nevada	333-149617	98-0471927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9120 Double Diamond Pkwy Ste 2227, Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Agreement to Acquire Computerized Hydraulic Test Station and Associated Intellectual Property

On March 7, 2013, Novagen Solar Inc. (the “Novagen”) entered into a written agreement (the “Asset Sale Agreement”) to acquire an aircraft computerized hydraulic test station and associated intellectual property (the “Assets”) from Misal Technologies Pty Ltd. of Victoria, Australia (the “Vendor”). Pursuant to the terms and subject to the conditions set forth in the Asset Sale Agreement, Novagen will pay a cash purchase price of A$2,000,000 (USD$2,046,706) for the Assets.

Consummation of the acquisition of the Business is to take place on or before March 29, 2013, subject to Novagen’s due diligence inquiries being satisfactory in all respects to Novagen by March 28, 2013. There are no other conditions to closing in the Asset Sale Agreement.

The Vendor has warranted that the Assets are the Vendor’s sole and absolute property and are not subject to any encumbrance; and that the Assets will be substantially the same state and condition (fair wear and tear) excepted) on closing as at the date of the Asset Sale Agreement. There are no other warranties by the Vendor in the Asset Sale Agreement.

The Asset Sale Agreement sets out the entire agreement and understanding between Novagen and the Vendor with respect to the subject matter of the Asset Sale Agreement and supersedes all prior agreements, understandings and representation.

The Board of Directors of Novagen approved the Asset Sale Agreement and the transactions contemplated thereby after determining that the Asset Sale Agreement and the transactions contemplated thereby are fair to and in the best interests of Novagen.

There was no material relationship between the Sellers and Novagen, or any of their respective subsidiaries, directors or officers or any associate of any such directors or officers prior to execution of the Asset Sale Agreement.

The description of the terms and conditions of the Asset Sale Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the terms of the Asset Sale Agreement, which is filed as Exhibit 10.1 to this Current Report.

This document is not intended to provide any other factual information about Novagen. Such information can be found in other public filings the Company makes with the Securities and Exchange Commission (the “SEC”), which are available without charge at www.sec.gov.

Agreement to Acquire the Business of Argon Aluminium

On March 7, 2013, Novagen through its wholly-owned subsidiary, Renegade Engine Company Pty Ltd. (“Renegade”), entered into a written agreement (the “Purchase Agreement”) with Newscope Enterprises Pty Ltd. as trustee for The Spriggs Family Trust (the “Seller”) to acquire the business of Argon Aluminium (“Argon”), of Tweeds Head, NSW, Australia, a fabricator, manufacturer and installer of aluminum, stainless steel, steel and glass products, such as balustrades, fencing, screens and gates (the “Business”). The Business includes the goodwill, fixtures, fittings, furniture, chattels, plant and equipment, industrial and intellectual property, work-in-progress, stock-in-trade having an estimated value of A$35,000, permits and licenses of Argon.

Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, Renegade will pay a cash purchase price of A$575,000 (USD$589,728) for the Business. Renegade is to acquire the assets of the Business free and clear of all liens, claims and encumbrances and will assume none of Argon’s liabilities.

Renegade and the Seller have made customary representations, warranties and covenants in the Purchase Agreement.

Consummation of the acquisition of the Business is to take place on or before March 29, 2013, subject to customary closing conditions, including among other things, (1) that the representations and warranties of the parties to the Purchase Agreement being true and correct as of the closing; and (2) Renegade’s due diligence inquiries being satisfactory in all respects to Renegade by March 28, 2013. The Purchase Agreement is subject to and conditional upon the parties forming a satisfactory agreement by March 21, 2013, as to how to calculate work in progress for the purposes of completion.

The Board of Directors of Novagen approved the Purchase Agreement and the transactions contemplated thereby after determining that the Purchase Agreement and the transactions contemplated thereby are fair to and in the best interests of Novagen.

There was no material relationship between the Sellers and Novagen, Renegade or any of their respective directors or officers or any associate of any such directors or officers prior to execution of the Purchase Agreement.

The description of the terms and conditions of the Purchase Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the terms of the Purchase Agreement, which is filed as Exhibit 10.2 to this Current Report.

This document is not intended to provide any other factual information about Novagen. Such information can be found in other public filings the Company makes with the Securities and Exchange Commission (the “SEC”), which are available without charge at www.sec.gov.

Item 7.01	Regulation FD Disclosure

Press Release Concerning Agreement to Acquire Computerized Hydraulic Test Station and Associated Intellectual Property

On March 11, 2013, Novagen issued a press release advising that Novagen has entered into an agreement to purchase Misal Aviation Ground Support Equipment Technology. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Press Release Concerning Agreement to Acquire the Business of Argon Aluminium

On March 11, 2013, Novagen issued a press release advising that it has entered into an agreement to acquire the business of Argon. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On January 16, 2013, Renegade Streetwear Pty Ltd., an Australian corporation that is a wholly-owned subsidiary of Novagen Solar Inc., changed its name to Renegade Engine Company Pty Ltd. (“Renegade”). The change in name reflects a change in business direction of Renegade towards engine development, manufacturing and distribution.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Asset Sale Agreement dated March 7, 2013, between Misal Technologies Pty Ltd. and Novagen Solar Inc.

10.2	Contract Business Sale dated March 7, 2013, between Newscope Enterprises Pty Ltd. ATF The Spriggs Family Trust and Renegade Engine Company Pty Ltd. (1)

99.1	Press release of Novagen Solar Inc., dated March 11, 2013.

99.2	Press release of Novagen Solar Inc., dated March 11, 2013.

(1)	To be filed by amendment or as an exhibit to the Form 10-K for the fiscal year ended December 31, 2013.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAGEN SOLAR INC.

/s/ Micheal P. Nugent

Micheal P. Nugent

President & CEO

Date: March 11, 2013